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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 2, 1998


                      LET'S TALK CELLULAR & WIRELESS, INC.


               (Exact name of registrant as specified in charter)

         Florida                    0-23351                  65-0292891
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     State or other              (Commission               (IRS Employer
     jurisdiction of             File Number)              Identification No.)
     incorporation

800 Brickell Avenue, Suite 400, Miami, Florida                          33131
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(Address of principal offices)                                      (Zip Code)



Registrant's telephone number including area code               (305) 358-8255


(Former name or former address, if changed since last report) Not applicable
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Item 2.  ACQUISITION OF ASSETS.

          On April 2, 1998, Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Registrant"), completed the acquisition of all of the outstanding capital stock (the "Shares") of Sosebee Enterprises, Inc., a Georgia corporation doing business as "Cellular Warehouse," and Cellular Warehouse, Inc., a Georgia corporation (together, the "Companies"). The Shares were purchased by the Registrant from Messrs. Richard J. Sosebee and Frederick L. Hill, III (the "Selling Shareholders"), each of whom owned half of the outstanding common stock of each Company. The Selling Shareholders received as consideration from the Registrant an aggregate of (i) Seventeen Million Six Hundred Nineteen Thousand Seven Hundred and Seventy Dollars ($17,619,770 million) in cash and (ii) Five Hundred and Fifty Thousand (550,000) shares of the common stock of the Registrant. The cash portion of the consideration paid by the Registrant was financed through a Loan and Security Agreement, dated April 2, 1998, by and among the Registrant and certain of its subsidiaries, certain Lenders and The Chase Manhatten Bank, as Agent. The consideration was negotiated at arms-length by the Registrant and the Selling Shareholders. The Companies are independent specialty retailers of cellular and wireless products, services and accessories. The Registrant intends to operate the Companies in substantially the same manner as they operated prior to the Registrant's acquisition of the Shares.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS. Audited Financial Statements will be provided by an amendment to this Form 8-K.

          EXHIBITS

          2.1   Amended and Restated Stock Purchase Agreement dated as of
          March 1, 1998 by and between Let's Talk Cellular & Wireless, Inc. and Certain Selling Shareholders Relating to the Acquisition of Sosebee Enterprises, Inc. d/b/a Cellular Warehouse and Cellular Warehouse, Inc.

          10.1 Loan and Security Agreement dated April 2, 1998 by and among Let's Talk Cellular & Wireless, Inc. and certain of its subsidiaries, certain Lenders and The Chase Manhatten Bank, as Agent.

          10.2 Authorized Agency Agreement between BellSouth Cellular National Marketing, Inc. and Let's talk Cellular & Wireless, Inc., effective April 1, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LET'S TALK CELLULAR & WIRELESS, INC.
                                        (Registrant)

                                        By:  /s/ Nicolas Molina
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                                             Nicolas Molina
                                             Chief Executive Officer